SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2004

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-A

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-100621-01

(Commission File Number)

52-2184798

(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: February 25, 2004	By:	/s/

Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-A

Monthly Servicer Certificate

January 31, 2004

Aggregate Note Amount	Aggregate Note Amount

Original	785,025,000.00

Note Balance @ 12/31/03	547,351,124.93
Principal distributable amount	20,826,067.03

Note Balance @ 1/31/04	526,525,057.90

Class A-1
Note Amount	Note Amount

Original	189,000,000.00

Note Balance @ 12/31/03	0.00
Principal distributable amount	0.00

Note Balance @ 1/31/04	0.00

Class A-2
Note Amount	Note Amount

Original	156,000,000.00

Note Balance @ 12/31/03	120,016,316.14
Principal distributable amount	19,645,229.03

Note Balance @ 1/31/04	100,371,087.11

Class A-3
Note Amount	Note Amount

Original	257,000,000.00

Note Balance @ 12/31/03	257,000,000.00
Principal distributable amount	0.00

Note Balance @ 1/31/04	257,000,000.00

Class A-4
Note Amount	Note Amount

Original	139,300,000.00

Note Balance @ 12/31/03	139,300,000.00
Principal distributable amount	0.00

Note Balance @ 1/31/04	139,300,000.00

Class B
Note Amount	Note Amount

Original	43,725,000.00

Note Balance @ 12/31/03	31,034,808.79
Principal distributable amount	1,180,838.00

Note Balance @ 1/31/04	29,853,970.79

Distributable Amounts	Total

Interest Distributable Amount	930,341.35
Principal Distributable Amount	20,826,067.03

Total	21,756,408.38

Distributable Amounts	Class A-1

Interest Distributable Amount	0.00
Principal Distributable Amount	0.00

Total	0.00

Distributable Amounts	Class A-2

Interest Distributable Amount	146,019.85
Principal Distributable Amount	19,645,229.03

Total	19,791,248.88

Distributable Amounts	Class A-3

Interest Distributable Amount	424,050.00
Principal Distributable Amount	0.00

Total	424,050.00

Distributable Amounts	Class A-4

Interest Distributable Amount	299,495.00
Principal Distributable Amount	0.00

Total	299,495.00

Distributable Amounts	Class B

Interest Distributable Amount	60,776.50
Principal Distributable Amount	1,180,838.00

Total	1,241,614.50

Note Factors	Series A-1	Series A-2

1/31/2004	0.0000000%	64.3404405%

Note Factors	Series A-3	Series A-4

1/31/2004	100.0000000%	100.0000000%

Note Factors	Series B

1/31/2004	68.2766627%

Pool Data	$	#

Original Pool Balance	795,001,395.18	44,938
Pool Balance at 12/31/03	564,279,510.24	39,189
Principal Payments	20,391,868.84	550
Defaulted Receivables	1,078,303.36	64
Pool Balance at 1/31/04	542,809,338.04	38,575
Overcollateralization Target Amount	16,284,280.14
Recoveries	479,837.74

Weighted Average APR	6.76%
Weighted Average Remaining Term	44.41

Account Balances	Advance	Reserve Fund

Balance as of 12/31/03	85,929.87	3,975,000.00
Balance as of 1/31/04	77,180.21	3,978,129.65
Change	-8,749.66	3,129.65
Reserve Fund Requirement		3,975,000.00
Reserve Fund Supplemental Requirement/(Excess)		(3,129.65)

Distribution per $1,000	Total

Distribution Amount	27.7142873

Interest Distribution Amount	1.1851105
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	26.5291768

Distribution per $1,000	Class A-1

Distribution Amount	0.0000000

Interest Distribution Amount	0.0000000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-2

Distribution Amount	126.8669800

Interest Distribution Amount	0.9360247
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	125.9309553

Distribution per $1,000	Class A-3

Distribution Amount	1.6500000

Interest Distribution Amount	1.6500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	2.1500000

Interest Distribution Amount	2.1500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	28.3959863

Interest Distribution Amount	1.3899714
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	27.0060149

Servicing Fee	Total

Amount of Servicing Fee Paid	470,232.93
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	262	4,019,429.40
Past Due 61-90 days	96	1,492,364.03
Past Due 91 + days	30	429,109.95

Total	388	5,940,903.38